SECURITIES AND EXCHANGE COMMISSION
 Washington, D.C.  20549

Form 8-K

Current Report Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  March 30, 2006

Wachovia Bank Commercial Mortgage Trust Series 2006-C24

(Exact name of issuing entity)

Wachovia Bank, National Association

(Exact name of sponsor as specified in its charter)

Artesia Mortgage Capital Corporation

(Exact name of sponsor as specified in its charter)

Nomura Credit & Capital, Inc.

(Exact name of sponsor as specified in its charter)

Wachovia Commercial Mortgage Securities, Inc.

(Exact name of registrant specified in Charter)

North Carolina	333-127668-04	56-1643598

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

301 South College Street Charlotte, North Carolina	28288-0166

(Address of principal executive offices)	Zip Code

Registrant’s telephone, including area code: (704) 374-6161

No Change

(Former name and former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4d(c))

ITEM 1.01.	Entry into a Material Definitive Agreement.

          On March 30, 2006, a single series of mortgage pass-through certificates, entitled Wachovia Bank Commercial Mortgage Trust, Commercial Mortgage Pass-Through Certificates, Series 2005-C24 (the “Certificates”), was issued pursuant to a pooling and servicing agreement (the “Pooling Agreement”) attached hereto as Exhibit 4.1, and dated as of March 1, 2006, among Wachovia Commercial Mortgage Securities, Inc., as depositor (the “Registrant”), Wachovia Bank, National Association, as master servicer, LNR Partners, Inc., as special servicer and LaSalle Bank National Association, as trustee.  The Certificates consist of twenty-eight classes (each, a “Class”) of Certificates, twelve of which Classes are designated as the “Class A-1 Certificates”, the “Class A-2 Certificates”, the “Class A-PB Certificates”, the  “Class A-3 Certificates”, the “Class A-1A Certificates”,  “Class A-M Certificates”, the “Class A-J Certificates”, the “Class B Certificates”, the “Class C Certificates”, the “Class D Certificates”, the “Class E Certificates” and the “Class F Certificates” (collectively, the “Offered Certificates”); and sixteen of which Classes are designated as the “Class G Certificates”, the “Class H Certificates”, the “Class J Certificates”, the “Class K Certificates”, the “Class L Certificates”, the “Class M Certificates”, the “Class N Certificates”, the “Class O Certificates”, the “Class P Certificates”, the “Class Q Certificates”, the “Class S Certificates”, the “Class X-C Certificates”, the “Class X-P Certificates”, the “Class Z Certificates”, the “Class R-I Certificates” and the “Class R-II Certificates” (collectively, the “Private Certificates”).  The Certificates evidence in the aggregate the entire beneficial ownership interest in a trust fund (the “Trust Fund”) consisting primarily of one hundred and nineteen (119) commercial mortgage loans (the “Mortgage Loans”) having an aggregate Cut-Off Date Pool Balance of approximately $2,001,923,624.  Each Mortgage Loan is secured by a mortgage lien on a fee or leasehold interest in an income producing property.  Certain of the Mortgage Loans (the “Wachovia Loans”) were acquired by the Registrant from Wachovia Bank, National Association (“Wachovia”) pursuant to a Mortgage Loan Purchase Agreement, dated as of March 1, 2006, between the Registrant and Wachovia; certain of the Mortgage Loans (the “Artesia Loans”) were acquired by the Registrant from Artesia Mortgage Capital Corporation (“Artesia”) pursuant to a Mortgage Loan Purchase Agreement, dated as of March 1, 2006, between the Registrant and Artesia; certain of the Mortgage Loans (the “Nomura  Loans”) were acquired by the Registrant from Nomura Credit & Capital, Inc. (“Nomura”) pursuant to a Mortgage Loan Purchase Agreement, dated as of March 1, 2006, between the Registrant and Nomura;  and certain of the Mortgage Loans (the “JPMorgan Loans”) were acquired by the Registrant from JPMorgan Chase Bank, N.A. (“JPMorgan”) pursuant to a Mortgage Loan Purchase Agreement, dated as of March 1, 2006 (Wachovia, Artesia, Nomura and JPMorgan, collectively, the “Sellers”).The source of funds for payment of the purchase price for the Mortgage Loans paid by the Registrant to Wachovia was derived from (i) the sale of the Offered Certificates by the Registrant to Wachovia Capital Markets, LLC (“Wachovia Securities”) and Nomura Securities International, Inc., (“Nomura Securities”) Citigroup Global Markets, Inc. (“Citigroup Securities”), Credit Suisse Securities (USA) LLC (“Credit Suisse Securities”), and J.P. Morgan Securities Inc. (“JPMorgan Securities” and together with Wachovia Securities, Nomura Securities and Citigroup Securities, the “Underwriters”) pursuant to the underwriting agreement (the “Underwriting Agreement”), dated March 23, 2006, and (ii) a Certificate Purchase Agreement, dated March 23, 2006, among the Registrant, Wachovia, Wachovia Securities and Nomura Securities (pertaining to the Class G, Class H, Class J, Class K, Class L, Class M. Class N, Class O, Class P, Class Q, Class S, Class X-C and Class X-P Certificates).  The Registrant is a wholly-owned limited purpose finance subsidiary of Wachovia.  On March 30, 2006, the Registrant transferred the Mortgage Loans to the Trust Fund pursuant to the Pooling Agreement.  The consideration received by the Registrant in exchange for such transfer consisted of the Certificates.  The Offered Certificates and the Mortgage Loans are more particularly described in the Prospectus, dated March 23, 2006, and the Prospectus Supplement, dated March 23, 2006 as previously filed with the Securities and Exchange Commission pursuant to Rule 424(b)(5).  Capitalized terms used but not otherwise defined herein have the meanings set forth in the Prospectus Supplement.

ITEM 9.01.	Financial Statements, Pro Forma Information and Exhibits.

(a)	Financial Statements	Not Applicable

(b)	Pro Forma Financial Information	Not Applicable

(c)	Shell Company Transactions	Not Applicable

(d)	Exhibits

Item 601(a) of Regulation S-K

Exhibit No.	Description

(1.1)

Underwriting Agreement, dated March 23, 2006, among Wachovia Commercial Mortgage Securities, Inc., Wachovia Bank, National Association, Wachovia Capital Markets, LLC, Nomura Securities International, Inc., Citigroup Global Markets Inc.,  Credit Suisse Securities (USA) LLC and J.P. Morgan Securities Inc.

(4.1)

Pooling and Servicing Agreement, dated as of March 1, 2006, among Wachovia Commercial Mortgage Securities, Inc., as depositor, Wachovia Bank, National Association, as master servicer, LNR Partners, Inc., as special servicer and LaSalle Bank National Association, as trustee

(99.1)	Mortgage Loan Purchase Agreement, dated as of March 1, 2006, between Wachovia Commercial Mortgage Securities, Inc. and Wachovia Bank, National Association

(99.2)	Mortgage Loan Purchase Agreement, dated as of March 1, 2006, between Wachovia Commercial Mortgage Securities, Inc. and Artesia Mortgage Capital Corporation

(99.3)	Mortgage Loan Purchase Agreement, dated as of March 1, 2006, between Wachovia Commercial Mortgage Securities, Inc. and JPMorgan Chase Bank, N.A.

(99.4)	Mortgage Loan Purchase Agreement, dated as of March 1, 2006, between Wachovia Commercial Mortgage Securities, Inc. and Nomura Credit & Capital, Inc.

SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on behalf of the Registrant by the undersigned thereunto duly authorized.

WACHOVIA COMMERCIAL MORTGAGE SECURITIES, INC.

	By:	/s/ Wayne M. Fitzgerald, II

	Name:	Wayne M. Fitzgerald, II
	Title:	Vice President
Date: March 30, 2006

EXHIBIT INDEX

Item 601(a) of Regulation S-K

Exhibit No.	Description

(1.1)

Underwriting Agreement, dated March 23, 2006, among Wachovia Commercial Mortgage Securities, Inc., Wachovia Bank, National Association, Wachovia Capital Markets, LLC, Nomura Securities International, Inc., Citigroup Global Markets Inc.,  Credit Suisse Securities (USA) LLC, and J.P. Morgan Securities Inc.

(4.1)

Pooling and Servicing Agreement, dated as of March 1, 2006, among Wachovia Commercial Mortgage Securities, Inc., as depositor, Wachovia Bank, National Association, as master servicer, LNR Partners, Inc., as special servicer and LaSalle Bank National Association, as trustee

(99.1)	Mortgage Loan Purchase Agreement, dated as of March 1, 2006, between Wachovia Commercial Mortgage Securities, Inc. and Wachovia Bank, National Association

(99.2)	Mortgage Loan Purchase Agreement, dated as of March 1, 2006, between Wachovia Commercial Mortgage Securities, Inc. and Artesia Mortgage Capital Corporation

(99.3)	Mortgage Loan Purchase Agreement, dated as of March 1, 2006, between Wachovia Commercial Mortgage Securities, Inc. and JPMorgan Chase Bank, N.A.

(99.4)	Mortgage Loan Purchase Agreement, dated as of March 1, 2006, between Wachovia Commercial Mortgage Securities, Inc. and Nomura Credit & Capital, Inc.